©2023 Blue Ridge Bank, N.A. All Rights Reserved. Blue Ridge Bankshares, Inc. (NYSE American: BRBS) November 16, 2023 MYBRB.BANK Exhibit 99.1

DISCLOSURE Forward-Looking Statements This presentation of Blue Ridge Bankshares, Inc. (the “Company” or “Blue Ridge”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements.   The following factors, among others, could cause the Company’s financial performance to differ materially from that expressed in such forward-looking statements: (i) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; (ii) geopolitical conditions, including acts or threats of terrorism and/or military conflicts, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (iii) the residual effects of the COVID-19 pandemic on the Company and its customers, including impacts related to the macroeconomic environment, financial market conditions, consumer behavior and business practices; (iv) the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events; (v) the Company’s management of risks inherent in its loan portfolio, the credit quality of its borrowers, and the risk of a prolonged downturn in the real estate market, which could impair the value of the Company’s collateral and its ability to sell collateral upon any foreclosure; (vi) changes in consumer spending and savings habits; (vii) deposit out flows; (viii) technological and social media changes; (ix) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; (x) changing bank regulatory conditions, policies or programs, whether arising as new legislation or regulatory initiatives, that could lead to restrictions on activities of banks generally, or Blue Ridge Bank, N.A. (the “Bank” or “Blue Ridge Bank”) in particular, more restrictive regulatory capital requirements, increased costs, including deposit insurance premiums, regulation or prohibition of certain income producing activities or changes in the secondary market for loans and other products; (xi) the impact of changes in financial services policies, laws, and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; (xii) the impact of, and the ability to comply with, the terms of the formal written agreement between the Bank and the Office of the Comptroller of the Currency (the “OCC”) and other regulatory directives; (xiii) the impact of changes in laws, regulations, and policies affecting the real estate industry; (xiv) the effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setting bodies; (xv) the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; (xvi) the willingness of users to substitute competitors’ products and services for the Company’s products and services; (xvii) the outcome of any legal proceedings that may be instituted against the Company; (xviii) reputational risk and potential adverse reactions of the Company’s customers, suppliers, employees, or other business partners; (xix) the ability to maintain adequate liquidity by retaining deposit customers and secondary funding sources, especially if the Company's or industry's reputation become damaged; (xx) maintaining capital levels adequate to support the Company’s business and to remain well-capitalized under regulatory standards; (xxi) the effects of acquisitions the Company may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such transactions; (xxii) changes in the level of the Company’s nonperforming assets and charge-offs; (xxiii) the Company’s involvement, from time to time, in legal proceedings and examination and remedial actions by regulators; (xxiv) adverse developments in the financial industry generally, such as recent bank failures, responsive measures to mitigate and manage such developments, related supervisory and regulatory actions and costs, and related impacts on customer and client behavior; (xxv) potential exposure to fraud, negligence, computer theft, and cyber-crime; (xxvi) the Company’s ability to pay dividends; (xxvii) the ability to manage the Company's fintech relationships, including implementing enhanced controls and maintaining deposit levels and the quality of loans associated with these relationships; (xxviii) the Company’s involvement as a participating lender in the Paycheck Protection Program as administered through the U.S. Small Business Administration; and (xxix) other risks and factors identified in the “Risk Factors” and “Management’s Discussion and Results of Operations” sections and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the most recently ended fiscal quarter and in filings the Company makes from time to time with the SEC. The foregoing factors should not be considered exhaustive and should be read together with other cautionary statements that are included in filings the Company makes from time to time with the SEC. Any one of these risks or factors could have a material adverse impact on the Company’s results of operations or financial condition, or cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, forward-looking information and statements contained in this presentation. Moreover, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on its forward-looking statements. Therefore, the Company cautions not to place undue reliance on its forward-looking information and statements, which speak only as of the date of this presentation. The Company does not undertake to, and will not, update or revise these forward-looking statements after the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures The accounting and reporting policies of the Company conform to U.S. generally accepted accounting principles (“GAAP”) and prevailing practices in the banking industry. However, management uses certain non-GAAP measures, including operating efficiency ratio, operating net income, tangible assets, tangible common equity, tangible book value per share, and return on tangible common equity and tangible equity-to-tangible assets, to supplement the evaluation of the Company’s financial condition and performance. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the financial condition, capital position and operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of GAAP to non-GAAP measures are included at the end of this presentation.

BLUE RIDGE BANKSHARES, AT A GLANCE

DEPOSIT MARKET SHARE [1]	#7 Virginia-based bank
ASSETS	$3.3 billion[2]
DEPOSITS	$2.8 billion[2]
GROSS LOANS	$2.4 billion[2]
MARKET CAPITALIZATION	~$52.8 million[3]
EMPLOYEES	516 Full-time equivalents (FTEs)

Blue Ridge Bankshares Acquisitions

Target	Completion Date	Assets ($M)
Bay Banks of Virginia, Inc.	2021	$1,498
Virginia Community Bankshares, Inc.	2019	736
River Bancorp, Inc.	2016	299

BLUE RIDGE BANK (27 branches)

MONARCH MORTGAGE A Division of Blue Ridge Bank, since 1893

(16 offices from Maryland to South Carolina)



Winchester
Washington D.C.
Fairfax
Luray
Fredericksburg
Harrisonburg
Northern Neck
Charlottesville
Richmond
Virginia
Martinsville
Norfolk
Virginia Beach
Greensboro
Durham
Raleigh
Charlotte
North Carolina
Wilmington

- Bank Branch
- Mortgage Office
- LPO

3

1) Deposit market share data as of June 30, 2023; Excludes Capital One Financial Corporation
2) Reflects data as of September 30, 2023
3) Reflects data as of November 10, 2023

Source: S&P Capital IQ Pro

CONSIDERATIONS FOR AN INVESTMENT IN BLUE RIDGE

ATTRACTIVE MARKETS OF OPERATION	• Virginia markets are characterized by growing employment and above average incomes, with a median household income of $87,219[1]. • Over 71,000 small businesses operate in Virginia[2], with diversified industries including manufacturing, government contracting, finance, information technology, healthcare, education, and agriculture. • North Carolina provides promising growth opportunities for the core banking franchise. • North Carolina and Virginia named #1 and #2 America's Top States for Business in 2023 (CNBC). • Continued in-migration to Virginia and North Carolina creates support for the economy against potential recessionary headwinds.
SCALABLE OPERATIONS	• Blue Ridge Bank represents the 7th largest Virginia-based bank by deposit market share[3]. • Dislocation of Virginia banks leaves a limited number of statewide franchises of meaningful size. • Target business model to accelerate earnings profile through capturing customers from current markets. • Opportunity for meaningful market penetration without need for footprint expansion. • Problem assets and regulatory-related costs have been identified and a plan has been put in place to remediate them.
ATTRACTIVE CORE DEPOSIT BASE	• Granular core deposit base driven by local relationships that have remained stable through the volatility of recent bank events. • Legacy franchises of Blue Ridge Bankshares, Inc., Bay Banks of Virginia, Inc., Virginia Community Bankshares, Inc., and River Bancorp, Inc. all featured a focus on core funding that may be beneficial in this high rate environment. • Potential asset repositioning may further enhance liquidity and provide flexibility for the wind-down of certain business lines. • Review and re-evaluation of select fintech relationships provides opportunity to retain only the highest quality deposits.
LOW RISK VALUATION ENTRY POINT	• Blue Ridge Bankshares' valuation metrics currently lag peer banks, providing for an attractive entry point. • Scarcity value for an investable and large Virginia-based bank. • Consistently strong M&A multiples provide downside protection – average Price / TBV over past decade of 179%[4]. • Blue Ridge Bank's repositioning as a clean bank is anticipated to support enhanced franchise value. • Diversified income stream with multiple sources of noninterest income, including government guaranteed lending, mortgage banking, wealth, card and benefits.

1) As per U.S. Census Bureau data as of 2023
2) Small business defined as less than $40 million in annual revenue per the US Census
3) Deposit market share data as of June 30, 2023; Excludes Capital One Financial Corporation
4) Includes all bank transactions since January 1, 2013 with targets headquartered in Virginia and announced deal values greater than $100 million

4

CORPORATE OBJECTIVES FOR BLUE RIDGE Progress Long-Term Goals 3 Near-Term Initiatives 2 1 OCC Remediation & Banking as a Service (BaaS): Bank Secrecy Act (BSA) look-back requirement completed Significantly reduced BaaS customer accounts by closing inactive/non-conforming accounts, which decreases compliance Developed a strategic road map for further rationalizing Fintech / BaaS line of business Loan Portfolio Review: Completed and passed two external loan reviews – specialty finance portfolio review complete Restated relevant prior periods; current or prospective business remains positive Established a credit policy and risk committee to draft a new credit policy and provide oversight Began institutionalizing a new philosophy around loan portfolio management Litigation Progress: Made progress toward possible settlement to curtail ongoing ESOP litigation costs Established reserve in Q3 2023 for proposed settlement Added operations & technology executive and human resources executive Integrate operations, reducing verticals and flattening the organizational structure De-emphasize or eliminate non-core lending products Finalize BSA / compliance remediation and continue to enhance internal controls Hire and retain high-quality executives and relationship managers; couple of key roles sought Manage the growth of transactional businesses, including mortgage and government guaranteed lending Manage the efficient repayment of criticized assets and workout of problem loans Opportunistically reposition the bond portfolio and non-core assets to enhance future earnings Leverage footprint and scale to grow quality relationships, focusing on deposit generation Provide customers a one-stop-shop for financial solutions Expand core deposits, leveraging the strong local business and retail networks Selectively grow loans through non-core loan amortization Drive cross-selling opportunities across multiple business lines with strong CRM initiatives in place Reduce exposure to and volatility from mortgage banking Expand noninterest income through credit card, treasury services, and organic institutional growth New Leadership and Added Depth to the Executive Team has Led to Progress with Significant Achievements.

OUR SERVICE OFFERINGS AND BUSINESS LINES Commercial Banking Corporate & Purchasing Cards Employee Benefits Deposit Services Treasury Services Anticipated Core Focus Managed Level of Growth De-emphasize Retail Banking Fintech Consumer & Private Banking Personal Credit Cards BRB Financial Group Wealth Management Trust Services Mortgage Banking BaaS Corporate Deposits Fintech-Based Lending Targeted Relationship Retention Community Banking Government Guaranteed Lending Middle Market Banking

SCARCITY VALUE FOR HIGH QUALITY VIRGINIA MARKETS

Projected Population Growth (2023 - 2028)



3.9%
4.1%
7.4%
2.7%
2.7%
2.2%
2.6%
2.1%
Richmond
Charlottesville
Raleigh
Washington D.C.
Greensboro
Hampton Roads
VA
USA

Median Household Income



$78,582
$86,118
$88,226
$117,952
$57,844
$77,566
$87,219
$73,503
Richmond
Charlottesville
Raleigh
Washington D.C.
Greensboro
Hampton Roads
VA
USA

Number of Small Businesses[1]



11,591
1,925
12,375
62,192
5,720
14,303
71,448
250,000+
Richmond
Charlottesville
Raleigh
Washington D.C.
Greensboro
Hampton Roads
VA
USA

Attractive Markets of Operation[2]

Richmond

~$332M ***Total Deposits***

7 ***Total Branches***

Key Employers:

Capital One
Dominion Energy
CarMax
VCU
Altria

Charlottesville

~$328M ***Total Deposits***

5 ***Total Branches***

Key Employers:

University of Virginia
Sentara
State Farm
Walmart

Hampton Roads

~$279M ***Total Deposits***

5 ***Total Branches***

Key Employers:

STIHL
Lockheed Martin
Engility – Engineered to Make a Difference
GEICO

Washington D.C.

~$58M ***Total Deposits***

2 ***Total Branches***

Key Employers:

amazon
Danaher
American Red Cross
accenture

Greensboro

~$23M ***Total Deposits***

1 ***Total Branches***

Key Employers:

Cone Health
FedEx
Bank of America
Truist
Lincoln Financial Group

Other Operating Markets[3]

~$1.6B ***Total Deposits***

7 ***Total Branches***

Key Employers:

Crown – Brand-Building Packaging
Food Lion
Pfizer
Sysco

1) Small business defined as less than $40 million in annual revenue per the US Census
2) Includes branches in MSAs and neighboring areas; Deposit totals as of June 30, 2023
3) Includes Charlotte, Fredericksburg, Harrisonburg, Luray, Martinsville, Northern Neck, and Raleigh; Deposit totals as of June 30, 2023

Source: S&P Capital IQ Pro; U.S. Census Bureau

7

SCARCITY VALUE FOR HIGH QUALITY VIRGINIA MARKETS (CONT.) Recently Announced Virginia Bank Deal Metrics² Deposit market share data as of June 30, 2023; Excludes Capital One Financial Corporation Includes all bank transactions since January 1, 2016 with targets headquartered in Virginia and announced deal values greater than $100 million Source: S&P Capital IQ Pro Virginia Deposit Market Share (Top 20)¹

REVIEW OF BLUE RIDGE’S HISTORICAL BALANCE SHEET GROWTH Total Assets ($M) Gross Loans Held-for-Investment ($M) Total Deposits ($M) Tangible Book Value Per Share ($)¹ See the Appendix for certain calculations related to GAAP to Non-GAAP reconciliations

SUMMARY OF HISTORICAL PROFITABILITY METRICS ROAA (%) Earnings (Loss) Per Share ($) ROATCE (%)¹ NIM (%) NIX / Avg. Assets (%) Operating Efficiency Ratio (%)¹ See the Appendix for certain calculations related to GAAP to Non-GAAP reconciliations Q3 2023 included a non-cash, after- tax goodwill impairment charge of $26.8 million, a $6.0 million proposed litigation settlement reserve and $3.8 million of regulatory remediation expenses. Year-to-date 2023 expenses are elevated as a result of increased regulatory costs, including regulatory remediation expenses of $7.3 million and increased FDIC, professional, and legal costs.

LOANS HELD FOR INVESTMENT PORTFOLIO Loan Composition (9/30/2023 - $ in thousands) Key Highlights While loan balances were relatively flat as of September 30, 2023 with the prior quarter, the Company selectively replaced balances with higher yielding loans, as reflected by the increase in yield on loans³ from 6.10% during Q2 2023 to 6.19% in Q3 2023. Of the $2.5 billion in outstanding loans at September 30, 2023, $2.3 billion are traditional community bank lending segments, as follows: $893 million of commercial real estate $156 million of multifamily $746 million of residential mortgage loans The Company intends for non-core loans to amortize, allowing access to liquidity and growth in the core customer base, without significant asset growth in the near term. Q3 2023 Yield on Loans³: 6.19% $2.5B Includes PPP loans Includes farmland mortgages of $6.2 million Excludes PPP loans Source: Bank level call report as of September 30, 2023

CRE LOAN PORTFOLIO OVERVIEW CRE Loan Portfolio (Investor & Multifamily) by Type (9/30/2023) $672M

NONPERFORMING ASSET REVIEW Financials reflect bank level call report data as of the end of each period As of September 30, 2023, two large relationships within specialty finance comprised the majority of nonperforming assets: (i) a commercial loan with $32.8 million outstanding, which will take time to resolve, and (ii) a relationship consisting of similarly structured loans with $15.4 million outstanding. The balance on the similarly structured loans has declined from $20.8 million as of June 30, 2023 and the Company anticipates pay off with minimal losses. The Company holds reserves of $21.8 million for this segment of its portfolio.

DEPOSIT PORTFOLIO Key Highlights Total deposits were $2.78 billion at September 30, 2023, an increase of $163.1 million from the prior quarter-end. Growth reflects an increase in wholesale funding, primarily time deposits, and, to a lesser extent, increases in interest-bearing demand and money market deposits. Excluding wholesale deposits, deposits grew 0.6% (2.4% annualized) in the third quarter 2023. Deposit Composition (9/30/2023 - $ in thousands) Q3 2023 Cost of Deposits: 2.46% $2.8B Top 15 Depositor Relationships³ Excludes $72.6 million of fintech noninterest bearing deposits Excludes $648.2 million of fintech interest bearing deposits Excludes wholesale deposit relationships

OVERVIEW OF FINTECH RELATIONSHIPS AND ANTICIPATED PATH FORWARD Anticipated Path Forward Current Fintech Partnerships $50.0M Loans $720.9M Deposits Many of the Company’s fintech partners have sub-partners that Blue Ridge contracts with to provide banking as a service (BaaS). As of October 31, 2023, there were approximately 50 sub-partners (BaaS), with roughly a dozen in the process of migrating to another institution. Blue Ridge expects to reduce its sub-partner exposure to a limited number of core BaaS partners with a commercial focus or strong consumer traction as contracts mature. Plan to limit sub-partners with high account volume and/or small deposit balances per account, to reduce significant compliance oversight. Roll-off of sub-partners anticipated over the next year. Continue to provide deposit and lending services to financial technology businesses as part of the lending and deposit platform (in addition to the above BaaS). Focus on profitability while managing deposit levels to approximately $250 to $300 million run-rate (both BaaS and corporate deposits) over time. Note: Data as of September 30, 2023

SUMMARY OF THE FORMAL WRITTEN AGREEMENT AND MITIGATING STEPS TAKEN On August 29, 2022, Blue Ridge Bank entered into a formal written agreement (the “Agreement”) with the OCC, the Bank’s primary regulator. The Agreement principally concerns the Bank’s fintech line of business and requires the Bank to continue enhancing its controls for assessing and managing the third-party, BSA/AML, and IT risks stemming from its fintech partnerships. The order stipulates, among other items, the following: Creation of a compliance committee of the Board; Enhance third-party risk management of fintech partnerships; Receive regulatory non-objection for the addition of new fintech partnerships; and Submit a new BSA Risk Assessment Program and a BSA audit validating effectiveness of current and historical BSA procedures. MITIGATING STEPS TAKEN The Company is actively working to bring Blue Ridge Bank’s fintech policies, procedures, and operations into conformity with OCC directives. Deliverables in 2022 and 2023 have been submitted on schedule. Remediation costs incurred of $7.3M YTD through September 30, 2023. Remediation costs are expected to decline slightly for the remainder of 2023. BSA lookback of fintech relationships completed.

Bank Level Capital Ratios (9/30/2023) Holding Company Capital Ratios (9/30/2023) Well-capitalized minimum ratios as defined by the PCA: 5.0% Tier 1 Leverage ratio, 6.5% CET1 ratio, 8.0% Tier 1 ratio and 10.0% Total Capital ratio. See the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023 for information regarding enhanced capital requirements applicable to the Bank. See the Appendix for certain calculations related to GAAP to Non-GAAP reconciliations Holding company regulatory capital ratios are illustrative and estimated as of September 30, 2023 CURRENT CAPITAL RATIOS Current Capital Well-Capitalized Minimum1 5.48% Current Capital Well-Capitalized Minimum1

INVESTMENT HIGHLIGHTS REVISITED Scalable Operations Low Risk Valuation Entry Point Attractive Core Deposit Base Attractive Markets of Operation

APPENDIX

OVERVIEW OF THE MANAGEMENT TEAM President and Chief Executive Officer of Blue Ridge Bankshares, Inc. since July 2023 and Chief Executive Officer of Blue Ridge Bank since May 2023 President and Chief Executive Officer of Community Bankers Bank from November 2018 to July 2020 Chief Executive Officer of Union Bank & Trust (now known as Atlantic Union Bank) from 1991 until 2017 Executive and commercial lender for Capital Bank and Security Bank from 1971 to 1989 Graduated from the Southwestern Graduate School of Banking at Southern Methodist University in 1981 and received a Bachelor of Science in Business Administration from The Citadel in 1971 G. William Beale, President & CEO President and Board Member of Blue Ridge Bank since April 2022 and EVP and Chief Financial Officer of the Company since February 2021 Previously was EVP and Chief Financial Officer of Bay Banks of Virginia, Inc. from 2018 until its acquisition by Blue Ridge SVP and Chief Accounting Officer of Xenith Bankshares, Inc. from 2010 to 2018, from start-up to sale, and through numerous mergers and acquisitions Prior to joining Xenith, held leadership roles with Fortune 500 companies and startups, and served in the audit and tax practices of PricewaterhouseCoopers LLP Certified Public Accountant licensed in the Commonwealth of Virginia and State of Texas Judy C. Gavant, Chief Financial Officer Senior Operations and Technology Officer of Blue Ridge Bank since August 2023 Previously was a Managing Partner with a professional services company, providing interim and fractional C-suite services focused on digital transformation and cyber-security management Oversaw the enterprise operations and information technology functions at a local regional bank helping them grow from $6B to $20B over 7 years Over 30 years dedicated to building and managing enterprise level Information systems and operations Dean Brown, Senior Operations & Technology Officer Chief Credit Officer of Blue Ridge Bank since November 2020 Previously served as Executive Vice President of Credit of Blue Ridge Bank since October 2019 Over 21 years of experience in credit risk management Graduate of the ABA Stonier Graduate School of Banking and Wharton Leadership Program and received a Bachelor of Arts in Economics from Salem College LaNell DeLoach, Chief Credit Officer Doug Riddle, Commercial Banking Executive EVP, Commercial Banking Executive since November 2023 Managing Director of Corporate and Middle Market Banking for Blue Ridge Bank since May 2022 Previously served as Senior Vice President and Commercial Banking Executive for Fifth Third Bank, where he led Middle Market Banking in Eastern/Central North Carolina and Virginia Held various roles at Fifth Third, Wells Fargo, and predecessor banks over the span of his 34-year commercial banking career

OVERVIEW OF BOARD OF DIRECTORS

Mensel D. Dean Jr.
Chairman of the Board

- Audit Partner at PBMares, LLP
- Previously, Partner at the accounting firms AM Pullen & Company, McGladrey & Pullen, and PBGH/PBMares, LLP
- U.S. Army veteran with service during the Vietnam War
- Served as a Member of the Local Government Specification Team, selected by the Auditor of Public Accounts of the Commonwealth of Virginia

Vance H. Spillman
Vice Chairman of the Board

- CEO of Rainbow Station, Inc. and PRISM, LLC.
- Previously held positions at NationsBank Capital Markets, First Union/Wheat First Securities, and Shockoe Capital, LLC (Managing Partner & Founder)
- Previously served on the Board of Bay Banks of Virginia, Inc.

G. William Beale
President, CEO, & Director

- See Overview of the Management Team

Hunter H. Bost
Director

- Private investor and real estate developer based in North Carolina
- Previously served on the Board of Directors of River Bancorp, Inc.
- Spent over 10 years at Electra Partners, Merrill Lynch, and Price Waterhouse (now PwC)
- MBA from MIT and a Master of Public Administration from Harvard University

Heather M. Cozart
Director

- Retired partner from the accounting firm FORVIS LLP
- Certified Public Accountant licensed in North Carolina
- Member of the American Institute of Certified Public Accountants and the National Association of Corporate Directors

Elizabeth H. Crowther
Director

- Served as President of Rappahannock Community College (“RCC”) and is President Emerita of RCC
- Member of the Boards of Directors of Bon Secours Mercy Richmond Health System, Lilian Lumber Company, and Northern Neck Insurance Company

Larry Dees
Director

- Director since 1992 and was Chairman from 2010 to 2022
- Previously a sole practitioner with a tax and small business consulting practice for 28 years
- Previously worked at Draffin & Tucker, LLP as a tax specialist and bank auditor
- Served in Vietnam and was awarded the Combat Infantryman’s Badge, Bronze Star and Army Commendation Medal

Richard A. Farmar III
Director

- Former President of B. H. Baird Insurance Agency
- Served as President of the Independent Insurance Agents of Virginia, and as a director of the Keystone Insurers Group and Virginia Financial Services Corporation

21

OVERVIEW OF BOARD OF DIRECTORS (CONT.)

Andrew C. Holzwarth
Director

- Managing Partner of Piedmont Realty Holdings, a full-service real estate development company

Robert S. Janney
Director

- Lawyer at the firm Janney & Janney, PLC in Luray, Virginia since 1974
- Served on the counsel of the Virginia State Bar and as Chairman of the General Practices Session of the Virginia State Bar

Otis S. Jones
Director

- Sales Director of the Southeast Financial Services unit at ServiceNow
- Over 30 years of financial services experience, primarily as a sales leader helping financial services clients leverage technology to transform business operations
- Previously held many roles at IBM over 36 years, including as the Client Unit Director of the Mid-Atlantic Financial Services business

Julien G. Patterson
Director

- Started his security career with the CIA, where he designed security training programs and led training teams
- Founded the security company OMNIPLEX World Services Corp., where he was Chairman of the Board
- Served on many other business' boards, including that of Northern Neck Insurance Company and the Virginia Chamber of Commerce (Chairman)

Randolph N. Reynolds Jr. *Director*

- Partner at Reynolds Development Company, a private real estate management and development company
- Serves on the Boards of Longwood College School of Business and the 1-800 Got Junk Virginia Advisory Board

William S. Stokes
Director

- Chief Financial Officer of Bio-Cat, Inc., a high-quality enzyme manufacturer based in Virginia since 2009
- Previously spent over 20 years in commercial banking, including as a SVP and Area Executive for the Charlottesville market for StellarOne Bank (now Atlantic Union Bank)

Carolyn J. Woodruff
Director

- President of Woodruff Family Law Group in North Carolina
- CPA licensed in the state of North Carolina and an expert in the area of business valuation
- Frequent writer and lecturer on business valuation and federal taxation

22

SUMMARY FINANCIAL PROFILE See the Appendix for certain calculations related to GAAP to Non-GAAP reconciliations Reflects bank level call report data Source: S&P Capital IQ Pro

OVERVIEW OF SECURITIES PORTFOLIO Available for Sale Securities – At Fair Value (9/30/2023 - $ in thousands) Q3 2023 AOCI (Net of Taxes) Associated with AFS Portfolio: ($53.8M) Key Highlights The fair value of the Company’s portfolio of securities available for sale is below book value by approximately 18%, primarily as a result of market interest rates. 75% of unrealized losses are in government guaranteed securities. The Company had no investment securities classified as held to maturity as of September 30, 2023. As of September 30, 2023, securities with a fair value of $216.0 million were pledged as collateral for the Bank Term Funding Program established by the Federal Reserve System on March 12, 2023. As of September 30, 2023, securities with a fair value of $26.8 million were pledged to secure Blue Ridge Bank’s line of credit with the Federal Home Loan Bank of Atlanta. As of September 30, 2023, securities with a fair value of $11.2 million were pledged to secure Blue Ridge Bank’s line of credit through the Federal Reserve Bank’s Primary Credit Program. The current portfolio has a modified duration of 5.6 years. As of September 30, 2023, 90.2% of the securities portfolio consisted of securities rated as investment grade. $313.9M

RECONCILIATION OF NON-GAAP DISCLOSURES Excludes mortgage servicing rights

Assumes an income tax rate of 21% and full deductibility Excludes mortgage servicing rights RECONCILIATION OF NON-GAAP DISCLOSURES (CONT.)